UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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 Check the appropriate box:
 |X| Preliminary Proxy Statement
 |_| Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
 |_| Definitive Proxy Statement
 |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to ss. 240.14a-12

                           Biophan Technologies, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


                                June ______, 2005

To Our Stockholders:

I am pleased to invite you to attend the 2005 Annual Meeting of Stockholders of Biophan Technologies, Inc. at The Lodge at Woodcliff, 199 Woodcliff Drive, Fairport, New York 14450 on Wednesday, July 27, 2005, at 10:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company's 2005 Annual Report to Stockholders, which includes the Company's Form 10-KSB for the fiscal year ended February 28, 2005 that sets forth important business and financial information concerning the Company.

We hope you are able to attend this year's Annual Meeting.


                                                         Very truly yours,


                                                         Guenter H. Jaensch
                                                         Chairman of the Board

                           Biophan Technologies, Inc.
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 27, 2005
                         -------------------------------

TO THE STOCKHOLDERS OF BIOPHAN TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), will be held on July 27, 2005, at 10:00 a.m., local time, at The Lodge at Woodcliff, 199 Woodcliff Drive, Fairport, New York 14450.

         1. To elect six (6) members of the Board of Directors to serve until the 2006 Annual Meeting of Stockholders or until a successor is elected.

         2. To amend and restate the 2001 Stock Option Plan.

         3. To approve certain stock option grants made to the non-employee Board members under the 2001 Stock Option Plan.

         4. To ratify the appointment of Goldstein Golub Kessler LLP as the independent registered public accounting firm for the fiscal year ending February 28, 2006.

         5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on June 24, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                            Guenter H. Jaensch
                                            Chairman of the Board

West Henrietta, New York
Date:  June ____, 2005

                           Biophan Technologies, Inc.
                             150 Lucius Gordon Drive
                         West Henrietta, New York 14586

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                       2005 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 27, 2005

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

This Proxy Statement is being furnished to the stockholders of BIOPHAN TECHNOLOGIES, INC. ("Biophan" or the "Company", "we", "us" and "our") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 27, 2005, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at The Lodge at Woodcliff, 199 Woodcliff Drive, Fairport, New York 14450.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Annual Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

      (i)   FOR the election of the director nominees named herein (Proposal No.
            1),t 0 6 unless you specifically withhold authority to vote for one or more of the director nominees;

      (ii)  FOR amending and restating the 2001 Stock Option Plan (Proposal No.
            2);

      (iii) FOR the approval of certain stock option grants made to the non-employee Board members under the 2001 Stock Option Plan (Proposal No. 3);

      (iv) FOR the ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2006 (Proposal No. 4); and

      (v) In the discretion of the persons named in the enclosed form of proxy, on any other paper which may properly come before the Annual Meeting or any adjournment thereof.

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials and the Annual Report on Form 10-KSB for the fiscal year ended February 28, 2005 (the "Last Fiscal Year") are first being mailed to stockholders on or about June ______, 2005.

Record Date and Voting Securities

Stockholders of record at the close of business on June 24, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, ______________ shares of the Company's Common Stock, $.005 par value (the "Common Stock"), were issued and outstanding and held of record by approximately _____ stockholders.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting. All other proposals set forth in this Proxy Statement, other than the election of directors or as otherwise required by Nevada law, require a majority of the votes cast and entitled to vote at the Annual Meeting and will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, e-mail or facsimile.

Quorum; Abstentions; Broker Non-Votes

Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, appointed for the Annual Meeting, who, with the assistance of Continental Stock Transfer & Trust Company, the Company's transfer agent, will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter. While no definitive statutory or case law authority exists in Nevada as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as Proposals No. 2 and No. 3). With respect to a proposal that requires a majority of the outstanding shares (none of the proposals in this Proxy Statement), however, a broker non-vote has the same effect as a vote "AGAINST" the proposal.

Deadline for Receipt of Stockholder Proposals to be Presented at the 2006 Annual Meeting

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2006 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February [ ], 2006. Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2006 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company if received by the Company after May [ ], 2006.

Annual Report on Form 10-KSB

Our Annual Report on Form 10-KSB for the last Fiscal Year (the "Annual Report") which is mailed to stockholders with this Proxy Statement, contains financial and other information about us, and such financial information is incorporated by reference into this Proxy Statement. See "Other Information" below.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The Board currently consists of six directors each of whom serves until the Annual Meeting and until his successor is elected and has qualified. The Company's By-Laws provide that the Board consist of three to nine persons. The Board has fixed six as the number of directors for purposes of this year's Annual Meeting who will serve a one year term until the Annual Meeting of Stockholders to be held in 2006, or until a successor is elected or appointed and qualified or until such director's earlier resignation or removal. The Board reserves the right to increase the size of the Board as provided in the Company's By-Laws.

At this year's Annual Meeting, you are requested to vote for the election of Guenter H. Jaensch, Michael L. Weiner, Robert S. Bramson, Steven Katz, Ross B. Kenzie and Michael H. Friebe. Each of these nominees has consented to serve, and the Board has no reason to believe that the nominees will be unable or unwilling to serve as nominees or as directors if elected. However, if any nominee is unable or unwilling to serve as a director, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. If the Board designates a substitute, shares represented by proxies may be voted for the substitute nominee. Proxies received will be voted "FOR" the election of all nominees unless otherwise directed. Pursuant to applicable Nevada corporation law, assuming the presence of a quorum, six directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy. The age of each nominee is as of June 16, 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES NAMED
BELOW.

                                                                                                Served as a
                                                         Position Within                           Director
        Name                                  Age        the Company                                  Since
        ------------------------------------- ---------- ----------------------------------- ---------------
        Guenter H. Jaensch...............     66         Chairman of the Board                         2002

        Michael L. Weiner................     57         Chief Executive Officer and
                                                         Director                                      2000

        Robert S. Bramson................     66         Director                                      2001

        Steven Katz......................     57         Director                                      2001

        Ross B. Kenzie...................     73         Director                                      2000

        Michael H. Friebe................     40         Director                                      2005

The principal occupations and business experience for at least the past five years of each director and nominee is as follows.

Guenter H. Jaensch, Ph.D. is the former Chairman and CEO of Siemens Pacesetter, Inc., a manufacturer of pacemakers. During his more than twenty-five years at Siemens, Dr. Jaensch held various senior executive positions prior to running Siemens Pacesetter, including President of Siemens Communications Systems, Inc. from August 1983 to March 1985, Chairman and President of Siemens Corporate Research and Support, Inc., from April 1982 to September 1991 and Chairman and CEO of Siemens Pacesetter, Inc. and Head of the Cardiac Systems Division of Siemens AG Medical Engineering Group from October 1991 to September 1994. Dr. Jaensch holds a Masters Degree in Business Administration and a Ph.D. in Business and Finance from the University of Frankfurt and taught business and statistics at the University prior to joining Siemens in 1969. In 1994, he joined St. Jude Medical as Chairman and CEO of Pacesetter, Inc., a St. Jude Medical Company, and retired in 1995 to manage his personal investments. Since December 1997 he has been a director of MRV Communications, a publicly traded company in the fiber optic technology business. Dr. Jaensch has been a director of Biophan since March 2002.

Michael L. Weiner began his career at Xerox Corporation in 1975 where he served in a variety of capacities in sales and marketing, including manager of software market expansion and manager of sales compensation planning. In 1982, he received the President's Award, the top honor at Xerox for an invention benefiting a major product line. In 1985, Mr. Weiner founded Microlytics, a Xerox spin-off company which developed technology from the Xerox Palo Alto Research Center into a suite of products, including the award winning Word Finder thesaurus, with licenses out to over 150 companies, including Apple, Microsoft, and Sony. Microlytics was acquired by a merger with a public company in 1990, which Mr. Weiner then headed up through 1993. In January 1993, Mr. Weiner co-founded TextWise, a company developing natural language search technologies for the intelligence community. In 1995, Mr. Weiner co-founded and served as CEO of Manning & Napier Information Services (MNIS), a Rochester-based company providing patent analytics, prior art searches, and other services, for the U.S. Patent and Trademark Office and many large corporations, and which subsequently acquired TextWise. He held this position until January of 1999. MNIS remains private, and has generated several spin-off companies (Talavara and IP.COM). TextWise won the Department of Commerce Tibbet's Award for SBIR research in 1998. In February 1999, Mr. Weiner founded Technology Innovations, LLC to develop intellectual property assets. In August 2000, Technology Innovations created a subsidiary, Biomed Solutions, LLC, to pursue biomedical and nanotechnology opportunities, investing in embryonic-to-seed stage innovations which generate new ventures and/or licenses. These companies are holding companies for intellectual property assets and equities in other ventures.

Mr. Weiner serves on the Boards of Biomed Solutions, LLC, Technology Innovations, LLC, Speech Compression Technologies, LP (an R&D partnership commenced in 1989 to pursue compression technologies), OncoVista, Inc., NaturalNano, Inc., Myotech, LLC, TE Bio, LLC and Nanoset, LLC. Mr. Weiner holds seventeen U.S. patents. Mr. Weiner has been CEO and a director of Biophan since December 2000.

Robert S. Bramson is an engineer and patent attorney and since 1996 has been a partner in Bramson & Pressman, a law firm that focuses on patent and technology licensing matters. He is former head of the Computer and Technology law group of Schnader, Harrison, Segal & Lewis (where he worked from 1968 to 1989); former Vice President and General Patent and Technology Counsel for Unisys (from 1989 to 1990); founder and former CEO of InterDigital Patents Corporation, a patent licensing company (from 1992 to 1995); former Licensing Counsel for Abbott Laboratories (from 1963 to 1966); and has been Adjunct Professor of Patent Law, Computer Law and (presently) Licensing Law at Temple Law School, Rutgers Law School and Villanova Law School at different times (from 1980 to date). Mr. Bramson has been a director of Biophan since July 2001.

Steven Katz is President of Steven Katz & Associates, Inc., a technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing since 1982. From January 2000 until October 2001, Mr. Katz was President and Chief Operating Officer of Senesco Technologies, Inc., a public company engaged in the development of proprietary genes with application to agro-biotechnology. From 1983 to 1984, he was the co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a biomaterials company. Prior to S.K.Y. Polymers, Inc., Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1980, he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelor of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors of USA Technologies, Inc., a publicly held corporation, and several other private companies. Mr. Katz has been a director of Biophan since July 2001.

Ross B. Kenzie is a former Chairman and Chief Executive Officer of Goldome Bank, from which he retired in June 1989. He was previously Executive Vice President of Merrill Lynch & Co., in the New York worldwide headquarters, and is a former member of the Merrill Lynch & Co. Board of Directors. He is a former Director of the Federal Home Loan Bank of New York (from 1984 to 1988) and served on the boards of the National Council of Savings Institutions (from 1982 to 1986), the Federal Reserve Bank of New York, Buffalo Branch (from 1985 to 1987), and the Savings Banks Association of New York State (from 1984 to 1987). Mr. Kenzie was a Director of Millard Fillmore Hospitals (from 1982 to 1995) and is currently Past Chairman Emeritus. He served on the Board of the Kaleida Health, Education and Research Foundation (from 1998 to 2000) and is currently on its Investment Committee. He was a Director of the Health Systems Agency of Western New York (from 1988 to 1991), and was a member of the Western New York Commission on Health Care Reform (from 1987 to 1990). Mr. Kenzie was a member of the College Council of the State University College at Buffalo (from 1981 to 1998) and served as Chairman. He was a Director of the College's Foundation and a member of its Finance Committee (from 1984 to 1998) and is currently on its Investment Committee. He served on the Council of the Burchfield-Penney Art Center (from 1990 to 2001) and the Albright Knox Art Gallery (from 1983 to 1985). He is also a member of the Board, and the Chairman of the Investment Committee of the State University at Buffalo Foundation. Mr. Kenzie currently serves on the boards of several companies including the publicly held Rand Capital Corporation and many entrepreneurial ventures that are privately held, including the Boards of Members of Biomed Solutions LLC and Technology Innovations, LLC. Mr. Kenzie has been a director of Biophan since December 2000.

Michael H. Friebe, Ph.D. is the Chief Executive Officer and President of Tomovation GmbH (since 2003) and BIOPHAN Europe GmbH (since 2005). Tomovation is a German company that owns and operates imaging centers in Germany and makes investments in early stage European medical technology companies. Prior to forming Tomovation, Dr. Friebe was the founder of Neuromed AG (from 1993 to
2001) and the president of UMS-Neuromed (from 2001 to 2003). These companies operated mobile MRI, CT and PET systems in a number of European Countries. Dr. Friebe received his degrees in Electrical Engineering from the University of Stuttgart in Germany (1988), and a Ph.D. in medical engineering from the University of Witten in Germany (1995). He also holds a Masters degree in Management from Golden Gate University in San Francisco (1992). He is a member of several professional engineering and medical societies. Dr. Friebe is also a member of the board of INTRAOPMEDICAL, Inc., Santa Clara, CA (since 2004) and was elected to Biophan's board in February 2005.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES FOR WHOM YOU ARE ENTITLED TO VOTE.

Corporate Governance Guidelines

Our Board has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. The Company is currently quoted on the OTC Bulletin Board. The OTC Bulletin Board currently does not have any corporate governance rules similar to the NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, Inc. ("AMEX") or any other national securities exchange or national securities association. However, the Company intends to apply for listing on NASDAQ or AMEX during this current fiscal year provided the Company meets the new listing standards of either NASDAQ or AMEX. Accordingly, during the past year, our Board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission (the "SEC") and the new listing standards of NASDAQ and AMEX, and it has implemented certain of the foregoing rules and listing standards during this past fiscal year. The Company has also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Board is also considering adopting during this current fiscal year corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Biophan and its stockholders.

Board Determination of Independence

Under NASDAQ and AMEX rules, generally speaking, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Dr. Jaensch and Messrs. Bramson, Katz and Kenzie do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules and similar AMEX rules.

The Board and Committees of the Board

The Board held six (6) meetings during the Company's fiscal year ended February 28, 2005. The standing committees of the Board are the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee and has not established any specific procedure for selecting candidates for director. However, directors are currently nominated by a majority vote of the Board. There is also no established procedure for shareholder communications with members of the Board or the Board as a whole. However, shareholders may communicate with the investor relations department of the Company, and such communications are either responded to immediately or are referred to the chief executive officer or chief financial officer of the Company for a response. The Board intends to form a nominating and corporate governance committee during this current fiscal year. During fiscal 2005, each of the incumbent directors, during his period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he served.

Audit Committee. The Audit Committee is currently composed of Messrs. Katz (Chairman), Bramson and Kenzie. The responsibilities of the Audit Committee as more fully set forth in the Audit Committee Charter adopted in July 2003 and as previously provided and posted on our website at www.biophan.com, include appointing, retaining, replacing, compensating and overseeing the work of the independent accountants, who report to, and are directly accountable to, the Committee. The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met formally two (2) times during the Company's fiscal year ended February 28, 2005, but also met informally on several other occasions. Each member of the Audit Committee attended all of the meetings. The Board has determined that Messrs. Katz and Kenzie meet the qualifications as an "audit committee financial expert". However, currently, each member of the Audit Committee, other than Mr. Kenzie, is not "independent" as such term is used in Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). The Board intends to reconstitute the Audit Committee during this current fiscal year to provide that each member will be an "independent" director as such term is used in Section 10A(m)(3) of the Exchange Act.

Compensation Committee. During fiscal 2005, the Compensation Committee was composed of Messrs. Kenzie (Chairman), Bramson and Katz, and as of June [ ], 2005, it is currently composed of Dr. Jaensch, and Messrs. Kenzie (Chairman), Bramson and Katz. The responsibilities of the Compensation Committee as more fully set forth in the Compensation Committee Charter adopted in June 2005 and as previously provided and posted on our website at www.biophan.com , include reviewing the Company's compensation policies and establishing executive officer compensation, and the subcommittee of Dr. Jaensch and Mr. Kenzie will administer the Company's Stock Option Plan. The Compensation Committee met three (3) times during the Company's fiscal year ended February 28, 2005. Each member of the Compensation Committee attended the meetings. All of the members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules, and all of the members of the Compensation Committee, except for Messrs. Bramson and Katz are deemed to be non-employee directors for purposes of Section 162(m) and Rule 16b-3 of the Exchange Act.

Compensation of the Board

Directors who are employees of Biophan do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, are paid an annual cash fee of $8,000. Dr. Jaensch received an additional $1,800 per month for serving as Chairman of the Board in fiscal 2005, and effective June 2005, he will receive $2,000 per month for serving in such position. In addition, non-employee directors are also eligible to receive option grants under the Company's Stock Option Plan. The option grants made to the non-employee directors during the fiscal year ended February 28, 2005 are indicted below. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings. Steven Katz receives an additional $3,000 per year for serving as Chairman of the Audit Committee. Otherwise, no additional compensation is paid to directors for serving as members of committees of the Board.

The Company maintains directors and officers liability insurance.

                           Options Granted To Directors In Fiscal 2005

The following table sets forth the options granted to the non-employee directors on our Board in fiscal 2005:

                                           Number of Shares
                                              Underlying                                Exercise Price Per
                    Director               Options Granted         Grant Date               Share
        --------------------------------- ------------------- ----------------------- ---------------------
        Guenter H. Jaensch                           190,000                 5/10/04                  $.97
        Guenter H. Jaensch                            20,000                 7/13/04                  $.95
        Robert S. Bramson                            190,000                 5/10/04                  $.97
        Robert S. Bramson                             20,000                 7/13/04                  $.95
        Steven Katz                                  190,000                 5/10/04                  $.97
        Steven Katz                                   20,000                 7/13/04                  $.95
        Ross B. Kenzie                               190,000                 5/10/04                  $.97
        Ross B. Kenzie                                20,000                 7/13/04                  $.95
        Michael H. Friebe                            115,000                 2/24/05                 $1.18

Each option grant for 20,000 shares was made pursuant to the automatic option grant program in effect for the non-employee directors under the 2001 Option Plan and is fully vested and exercisable for all of the option shares. Each option for 190,000 shares will vest and become exercisable in three separate increments only if certain pre-established Company milestones are attained during the directors' period of Board service. Further information concerning the 190,000-share option grants may be found in Proposal No. 3 which seeks stockholder approval of the grants.

If Proposal No. 2 is approved by the stockholders, then the automatic option grant program in effect for the non-employee directors will be enhanced, and each such director may receive an option grant for up to 50,000 shares of our common stock at each annual stockholders meeting over his or her period of continued Board service.

                                 PROPOSAL NO. 2

           APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK OPTION PLAN

         The stockholders are being asked to vote on a proposal to approve the Company's amended and restated 2001 Stock Option Plan (the "2005 Restatement"). The 2005 Restatement was adopted by the Board on June 9, 2005, subject to stockholder approval at the Annual Meeting.

         The Company believes that equity-based incentives play a pivotal role in its efforts to attract and retain the key personnel essential to its long-term growth and financial success. The 2005 Restatement will provide additional flexibility to the Company in designing equity-based compensation and will also enhance the automatic grant program for the non-employee Board members pursuant to which they will receive equity-based awards at periodic intervals in accordance with express guidelines approved by the Company's stockholders. The Company believes that the enhanced program is necessary in order to attract and retain highly-qualified Board members in light of their increased duties and responsibilities under recently enacted laws and regulations, including the Sarbanes-Oxley Act of 2002.

         The purpose of the 2005 Restatement is to effect the following changes to the 2001 Stock Option Plan (the "Plan")

                  (i) revise the automatic grant program in effect for the non-employee Board members by increasing the maximum number of shares for which awards may be made per Board member each year, imposing a vesting schedule on each such award, authorizing the Compensation Committee to determine whether the awards are to be made in the form of stock option or restricted stock units and increasing the maximum term of any option granted under such program from five
(5) to ten (10) years and the post-service exercise period for such option from three (3) months to one year;

                  (ii) eliminate the ability of the Compensation Committee as plan administrator to grant options with an exercise price less than the fair market value per share of the Company's common stock on the grant date;

                  (iii) expand the class of individuals eligible to receive discretionary awards under the Plan to include the non-employee Board members so that the Compensation Committee will have the authority to make additional equity-based awards to non-employee Board members who provide exceptional services to the Company in carrying out their Board responsibilities;

                  (iv) provide the Compensation Committee with the authority as plan administrator to grant restricted stock units which provide for the vesting and issuance of the underlying shares of common stock following the attainment of pre-established performance goals or the satisfaction of specified service requirements;

                  (v) include a series of performance criteria which the Compensation Committee as plan administrator may utilize in establishing specific targets to be attained as a condition to the vesting of one or more restricted stock or restricted stock unit awards under the Plan so as to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the "Code"), as explained in more detail below; and

                   (vi) effect a series of technical revisions to the Plan in order to facilitate the administration of the Plan and comply with recent changes in the laws and regulations applicable to the Plan and the awards made thereunder.

                  The changes effected by the 2005 Restatement will not become effective unless approved by the Company's stockholders at the Annual Meeting and will, upon such stockholder approval, apply only to awards made on or after the Annual Meeting and will not affect any awards previously made under the Plan.

         Summary Description of the Plan

         The principal terms and provisions of the Plan, as amended and modified by the 2005 Restatement, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2005 Restatement and is qualified in its entirety by reference to the complete text of the 2005 Restatement. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's headquarters: 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586, or by calling (585) 214-2441.

         Administration. The Compensation Committee of the Board will have the exclusive authority to make option grants and other awards under the Plan with respect to the Company's executive officers and Board members and will also have the authority to grant options and other awards to all other eligible individuals. However, if the Board chooses to do so, it may at any time appoint a secondary committee to make option grants or other awards to individuals other than executive officers and Board members. In such event, the secondary committee will be comprised of one or more Board members and have separate but concurrent authority with the Compensation Committee to administer the Plan with respect to those individuals.

         The term "plan administrator," as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of the administrative authority conveyed to such entity under the Plan.

         Eligibility. Executive officers and key employees, non-employee Board members and independent consultants and contractors (including the members of the Company's Scientific Advisory Board) in the employ or service of the Company or any subsidiary (whether now existing or subsequently established) will be eligible to receive awards under the Plan. The non-employee members of the Board will also be eligible to receive automatic grants under the Plan as explained in more detail below. As of May 31, 2005, approximately 42 persons (including five executive officers and four non-employee Board members) were eligible to receive option grants and other awards under the Plan.

         Securities Subject to the Plan. 13,000,000 shares of common stock have been reserved for issuance over the term of the Plan, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. The 2005 Restatement will not result in any increase to that share reserve.

         As of May 31, 2005, options for 8,187,355 shares were outstanding under the Plan, 11,761,519 shares had been issued, and 1,238,481 shares were available for future grants.

         No participant in the Plan may receive option grants or other stock awards for more than 2,000,000 shares of common stock in any calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute re-approval of that 2,000,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation will assure that any deductions to which the Company would otherwise be entitled upon the exercise of stock options granted under the Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

         The shares of common stock issuable under the Incentive Plan may be drawn from shares of the Company's authorized but unissued common stock or from shares of the Company's common stock that the Company repurchases, including shares purchased on the open market or in private transactions.

         Shares subject to any outstanding options or other awards under the Plan that expire or otherwise terminate prior to the issuance of the shares subject to those options or awards will be available for subsequent issuance under the Plan. Any unvested shares issued under the Plan that are subsequently forfeited or that the Company repurchases, at a price not greater than the original issue price paid per share, pursuant to its repurchase rights under the Plan will be added back to the number of shares reserved for issuance under the Plan and will accordingly be available for subsequent issuance.

         Discretionary Grant Program. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws. The plan administrator will also have the discretion to determine which eligible individuals may receive restricted stock awards or restricted stock units and the terms and conditions of each such award or unit, (including, without limitation, the applicable vesting schedule and any vesting acceleration provisions).

         Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price for each option granted under the 2005 Restatement will not be less than one hundred percent of the fair market value of the option shares on the grant date. No option will have a term in excess of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

         The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. The plan administrator may exercise such discretion at any time while the options are outstanding.

         In order to assure that the compensation attributable to one or more restricted stock awards or restricted stock units under the Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more restricted stock awards or restricted stock units so that the shares of common stock subject to those awards or units will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets;
(6) return on assets, capital or investment; (7) cash flow: (8) market share;
(9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to the Company's business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; (15) the listing of shares of the Company's common stock for trading on a national securities exchange or national securities association and (16) the formation of joint ventures, research or development collaborations, the execution of strategic licensing arrangements, the consummation of a major financing transaction or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

         The plan administrator may in its discretion also waive the forfeiture and cancellation of one or more unvested shares of common stock or restricted stock units which would otherwise occur upon the cessation of the recipient's service or the non-attainment of the performance objectives applicable to those shares or units. Any such waiver will result in the immediate vesting of the recipient's interest in the shares or units as to which the waiver applies. Such waiver may be effected at any time, whether before or after the recipient's cessation of service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares of Common Stock or restricted stock units which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of certain changes in control or ownership.

         Automatic Option Grant Program: Non-Employee Board Members. The 2005 Restatement includes an enhanced automatic option grant program for the non-employee Board members. Under the revised program, individuals who continue to serve as non-employee Board members will receive automatic grants at periodic intervals. Accordingly, on the date of each annual stockholders meeting, beginning with the Annual Meeting, each individual serving as a non-employee Board member at that time will automatically be granted an option to purchase a specified number of shares of the Company's common stock, provided such individual has not received any other award under the Plan within the preceding six months. The specific number of shares subject to each such annual option grant will be determined by the Compensation Committee prior to the annual stockholders meeting at which that grant will be made, but no such option grant will cover more 50,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. The number of shares subject to the annual option grants may vary from year to year, and it is expected that the size of the option grant to be made under the program will initially be set at 35,000 shares per continuing non-employee Board member.

         The revised automatic grant program will not have any effect upon options previously granted under the Plan to the non-employee Board members. Those options will remain outstanding in accordance with their existing terms and conditions until exercised or until they terminate or expire by their terms.

         Each automatic grant under the revised program will have an exercise price per share equal to the fair market value per share of the Company's common stock on the grant date and will have a term of ten years, subject to earlier termination following the optionee's cessation of Board service. The option will become exercisable for the option shares upon the earlier of (i) the optionee's completion of one year of Board service measured from the grant date or (ii) his or her continuation in Board service through the day immediately preceding the date of the next annual stockholders meeting following such grant date. However, the option will immediately vest in full upon the optionee's death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

         The option grants under the automatic option grant program will be taxable as non-statutory options under the Federal income tax laws.

         The Compensation Committee will have the authority to award to one or more non-employee Board members, in lieu of the annual automatic option grants, unvested shares of the Company's common stock or restricted stock units covering such shares which in each instance have an aggregate fair market value substantially equal to the fair value (as determined for financial reporting purposes in accordance with Financial Accounting Standard 123R or any successor standard) of the automatic option grant which such award replaces. Any such alternative award will be made at the same time the automatic option grant which it replaces would have been made, and the vesting provisions (including vesting acceleration) applicable to such award will be substantially the same as in effect for the automatic option grant so replaced.

         Stockholder approval of this Proposal will constitute pre-approval of each option or other award granted pursuant to the provisions of the automatic grant program and, for each option granted under such program, the subsequent exercise of that option in accordance with its terms, as summarized above.

         Automatic Option Grant Program: Scientific Advisory Board Members. The 2005 Restatement also includes an automatic option grant program for the members of the Company's Scientific Advisory Board. Under the revised program, individuals who continue to serve as members of the Scientific Advisory Board will receive automatic grants at periodic intervals. Accordingly, on the first business day of February each year, beginning February 1, 2006, each individual serving as a Scientific Advisory Board member at that time will automatically be granted an option to purchase 8,333 shares of the Company's common stock. However, if such individual has not been a member of the Scientific Advisory Board for the entire 12-month period ending immediately prior to the grant date, then the number of shares subject to the grant will be pro-rated to reflect the portion of such period in which he or she actually served in that capacity.

         Each such automatic grant will have an exercise price per share equal to the fair market value per share of the Company's common stock on the grant date and will have a term of ten years, subject to earlier termination following the optionee's cessation of service on the Scientific Advisory Board. The option will fully vested upon grant will be immediately exercisable for any or all of the option shares.

         The option grants will be taxable as non-statutory options under the Federal income tax laws.

         Stock Awards. The following table sets forth, as to the Company's Chief Executive Officer and the four other most highly compensated executive officers with base salary and bonus for the 2005 fiscal year in excess of $100,000 (collectively referred to herein as the "Named Executive Officers") and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the Plan from inception through May 31, 2005, together with the weighted average exercise price per share in effect for such option grants.

                                                              Number of Shares      Weighted Average
                                                              Underlying Options    Exercise Price
                         Name and Position                    Granted(#)            Per Share($)
                         -----------------                    ----------            ------------
Named Executive Officers:
  Michael L. Weiner ........................................       1,800,000       $     .70
     Chief Executive Officer
  Robert J. Wood ...........................................         700,000       $     .78
     Chief Financial Officer
  Stuart G. MacDonald ......................................         850,000       $     .71
     Vice-President-Research and Development
  Jeffrey L. Helfer ........................................         850,000       $     .71
     Vice-President-Engineering
  John F. Lanzafame ........................................         250,000       $     .71
     Vice-President-Business Development

All current executive officers as a group (5 persons) ......       4,450,000       $     .72

Non-Employee Directors:
  Guenter H. Jaensch .......................................         640,000       $     .45
  Robert S. Bramson ........................................         320,000       $     .73
  Steven Katz ..............................................         375,000       $     .68
  Ross B. Kenzie ...........................................         320,000       $     .73

All current non-employee directors as a group (4 persons) ..       1,655,000       $     .61

All employees, including current officers who are not
executive officers, as a group (approximately 33 persons) ..       2,082,355       $    1.03
Named Executive Officers:

         No awards of restricted stock or restricted stock units have to date been made under the Plan.

         New Plan Benefits

         No stock options or other awards will be made pursuant to the 2005 Restatement unless and until the stockholders approve the 2005 Restatement at the Annual Meeting. If such stockholder approval is obtained, then the following non-employee Board members will each receive an option grant for 35,000 shares of common stock upon their election to the Board at the Annual Meeting: Dr. Guenter Jaensch and Messrs. Robert Bramson, Steven Katz and Ross B. Kenzie. Each such grant will have an exercise price per share equal to the fair market value per share of the Company's common stock on the grant date and will vest upon the earlier of (i) the individual's completion of one year of Board service measured from the grant date or (ii) such individual's continuation in Board service through the day immediately preceding the date of the 2006 annual stockholders meeting. However, the options will immediately vest in full upon the optionee's death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

         General Provisions

         Vesting Acceleration. In the event the Company experiences a change in control, each outstanding option will automatically vest in full and become exercisable for all the option shares, and all unvested shares and restricted stock units will immediately vest. A change in control will be deemed to occur in the event (a) the Company is acquired by merger or similar transaction in which the Company is not the surviving corporation, (b) there occurs a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company's assets, (c) any person becomes the beneficial owner of more than 50% of the outstanding voting securities of the Company or there occurs a tender or exchange offer for any or all of the Company's common stock or (d) during any period of two consecutive years a majority of the Board no longer consists of individuals who were Board members at the beginning of such period, unless the election of each Board member who was not a director at the beginning of the period is approved by a vote of at least two-thirds of the Board members still in office who were directors at the beginning of the period.

          Changes in Capitalization. In the event any change is made to the outstanding shares of the Company's common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock and restricted stock units under the Plan per calendar year, (iii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program for the non-employee Board members, (iv) the number and/or class of securities for which grants may subsequently be made under the automatic grant program for continuing Scientific Advisory Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vii) the number and/or class of securities subject to each outstanding restricted stock or restricted stock unit award under the Plan and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the plan or the outstanding awards thereunder.

         Valuation. The fair market value per share of the Company's common stock on any relevant date under the Plan will be determined as follows:

                           (i) if the shares are listed on a national exchange,
then the closing price of the share on such stock exchange on such date will be determinative of fair market value, or

                           (ii) if the shares are not at the time listed on a
national exchange, then the last reported sale price for the share in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market will determine the fair market value.

         On May 31, 2005, the fair market value per share of the Company's common stock determined on such basis was $2.76.

         Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee.

          An individual to whom shares of restricted stock are awarded under the Plan will have certain stockholder rights with respect to those unvested shares. Accordingly, the participant will have the right to vote such shares and to receive regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting.

          Amendment and Termination. The Board may amend or modify the Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the NASDAQ National Market) on which the Company's common stock is at the time primarily traded. Unless sooner terminated by the Board, the Plan will terminate on the earliest of (i) June 1, 2011, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership.

         Summary of Federal Income Tax Consequences

  The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2005 Restatement.

         Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of
  Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Company will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Company will be required to collect the withholding taxes applicable to such income from the optionee.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

         Restricted Stock Issuances. The recipient will not recognize any taxable income at the time the shares of restricted stock are issued but will have to report as ordinary income, as and when those shares vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the price (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the shares of restricted stock are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the price (if any paid) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the issued shares. The deduction will in general be allowed for the Company's taxable year in which ends the calendar year in which such ordinary income is recognized by the recipient.

         Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

         Deductibility of Executive Compensation. Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted under the 2005 Restatement should qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of the Company's executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2005 Restatement should be deductible by the Company without limitation under Section 162(m). However, any compensation deemed paid by the Company in connection with certain option grants made under the Plan prior to the 2005 Restatement will not qualify as performance-based compensation and will be subject to the $1 million limitation. In addition, the compensation attributable to restricted stock awards or restricted stock units will also be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

         Accounting Treatment. Under the accounting principles currently in effect, option grants made under the Plan to employees and non-employee Board members will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

         Option grants made to employees or non-employee Board members which vest solely on the basis of performance milestones will be subject to variable price accounting under current accounting rules. As a result, any appreciation in the value of the underlying option shares between the grant date and the milestone achievement date will result in a direct charge to the Company's reporting earnings. Option grants made to non-employee consultants under the Plan, such as the Scientific Advisory Board members, will also will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the fair value of the option over the period between the grant date of the option and the vesting date of each installment of that option.

         The number of outstanding options will be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Shares issuable upon the vesting of restricted stock units awarded under the Plan will result in a direct charge to the Company's reported earnings equal to the excess of the fair value of those shares on the date of the restricted stock unit award over the cash consideration (if any) payable for such shares. The charge must be recognized against the Company's earnings ratably over the applicable vesting periods. However, if the vesting of the shares is tied solely to performance milestones, then the restricted stock unit award will be subject to variable price accounting, and the Company will have to accrue compensation expense not only for the value of the shares on the date of the restricted stock unit award but also for all subsequent changes in the value of those shares that occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock issuances made under the Plan.

         In December 2004 and as revised in April 2005, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 123R (revised 2004). The accounting standards established by that statement will require the expensing of stock options, commencing with the Company's fiscal year beginning March 1, 2006. Accordingly, the foregoing summary of the applicable accounting treatment for stock options will change, effective with the Company's fiscal year beginning March 1, 2006, and the stock options which are granted to the Company's employees and non-employee Board members, whether vesting is tied to service requirements or performance milestones, will have to be valued as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company's reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options on the March 1, 2006 effective date, with the grant date fair value of those unvested options to be expensed against the Company's earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the Plan or for shares issued as restricted stock, the Company would continue to accrue a compensation cost equal to the excess of the fair market value of the shares on the date of the restricted stock unit award over the cash consideration (if any) paid for such shares. However, such accounting treatment for the restricted stock units and the restricted stock issuance would be applicable whether vesting were tied to service periods or performance goals.

          Required Vote. The affirmative vote of the holders of a majority of the Votes Cast on Proposal No. 2 is required for approval of the 2005 Restatement. Should such approval not be obtained, then the 2005 Restatement will not be implemented. However, the Plan as in effect immediately prior to the 2005 Restatement will continue in full force and effect until its June 1, 2011 expiration date, and option grants and restricted stock awards may continue to be made under the Plan until such expiration date or until the currently existing share reserve is issued.

  RECOMMENDATION OF THE BOARD

         THE BOARD BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2005 RESTATEMENT OF THE 2001 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

                 APPROVAL OF NON-EMPLOYEE DIRECTOR OPTION GRANTS

         The stockholders are being asked to vote on a proposal to approve certain stock option grants made to the non-employee Board members on May 10, 2004 under the Company's 2001 Stock Option Plan (the "Plan"), which will only vest upon the achievement of certain milestones as more fully described below, such as the execution of a licensing agreement, the consummation of a substantial financing transaction and the listing of the Company's common stock on a national securities exchange or national securities association. At the same time, options were also granted to the executive officers and key employees of the Company with the same provision that the options will only vest upon the achievement of the foregoing milestones.

         The Company is seeking stockholder approval because the provisions of the Plan in effect at the time the grants were made were not entirely clear as to whether such discretionary option grants to the non-employee Board members were permissible. Those option grants will not become exercisable unless approved by the stockholders at the Annual Meeting and will terminate if not so approved.

         The Company believes that the foregoing option grants to the non-employee Board members were necessary in order to assure their continued service on the Board. The options have been structured so as to provide substantial incentives tied to the Company's financial success and will, accordingly, vest only if major Company milestones tied to the creation of stockholder value are attained or a substantial change in control or ownership of the Company occurs during the Board member's continued service with the Company.

         The principal terms of the option grants which are subject to such stockholder approval may be summarized as follows:

                  The option grants were made to the following non-employee Board members: Dr. Guenter Jaensch and Messrs. Robert Bramson, Steven Katz and Ross B. Kenzie.

                  Each option grant consists of three separate increments, with each increment to vest upon the attainment of the specific performance milestone assigned to that increment. Accordingly, the option will vest and become exercisable for a 66,500-share increment upon the Company's consummation of a substantial financing transaction; the option will vest and become exercisable for an additional 47,500-share increment should the Company's common stock become listed on the NASDAQ National Market, NASDAQ Smallcap Market or the American Stock Exchange; and the option will vest and become exercisable for another 76,000 shares should the Company consummate a substantial licensing or other strategic transaction having a material effect upon its earnings and/or revenue and will produce significant cash payments to the Company in the near term. As of May 31, 2005, only the performance milestone for the 66,500-share increment had been attained.

                  Each grant has an exercise price per share of $0.97, the fair market value per share of the Company's common stock on the grant date, and a maximum term of ten years, subject to earlier termination one year after the non-employee Board member's cessation of Board service or three (3) months after such cessation of Board service if occasioned by his death.

                  Although it is generally a condition to the vesting of each increment of the option grant that the non-employee Board member continue in Board service until the date the performance milestone applicable to that increment is attained, the Compensation Committee will have the discretionary authority to accelerate the vesting, in whole or in part, of any or all of those increments upon the non-employee Board member's cessation of Board service under circumstances where the Compensation Committee deems such accelerated vesting is warranted.

                  The option will vest and become exercisable as to all the option shares on an accelerated basis upon certain changes in control or ownership of the Company.

                  Each option will be taxable as a non-statutory option under the federal tax laws and will be treated as a performance vesting option grant for financial reporting purposes. For further information concerning the tax and accounting implications of the grant, please see the following sections in Proposal No. 2 above: "Summary of Federal Income Tax Consequences--Non-Statutory Options" and "Accounting Treatment."

                  The remaining terms of the option are substantially the same as those set forth in Proposal No. 2 with respect to option grants made pursuant to the automatic grant program for non-employee Board members in effect under the Company's 2001 Stock Option Plan.

         Any stockholder who wishes to obtain a copy of the actual stock option agreements for these grants may do so upon written request to the Company's Secretary at the Company's headquarters: 150 Lucius Gordon Drive, Suite 215, West Henrietta, NY 14586, or by calling (585) 214-2441.

         The Company believes that the foregoing option grants to the non-employee Board members were necessary in order to assure their continued service on the Board, and such options have been structured so as to provide substantial incentives tied to the Company's financial success.

          Required Vote. The affirmative vote of the holders of a majority of the Votes Cast on Proposal No. 3 is required for approval of the May 10, 2004 option grants to the non-employee Board members. Should such approval not be obtained, then those May 10, 2004 stock option grants will be cancelled, and no shares of the Company's common stock will be issued with respect to those cancelled options. If the stockholders approve those grants, then the grants will be treated as authorized option grants under the Plan and will continue to remain outstanding in accordance with their terms.

  RECOMMENDATION OF THE BOARD

         A DISINTERESTED MAJORITY OF THE BOARD BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE MAY 10, 2004 OPTION GRANTS TO THE NON-EMPLOYEE BOARD MEMBERS.

                                 PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee, the Board has appointed Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending February 28, 2006 and recommends that the stockholders vote FOR confirmation of such appointment. In the event of a negative vote on such ratification, the Audit Committee and the Board will reconsider their appointment. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent registered public accounting firm at any time during the year.

It is not anticipated that a representative from Goldstein Golub Kessler LLP, which is located in New York City, will be present at the Annual Meeting. Members of the Company's Audit Committee are expected to attend the Meeting and will be available to answer questions.

Goldstein Golub Kessler LLP has audited the Company's financial statements annually since the year ended February 28, 2001. The Company has not consulted with Goldstein Golub Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

Our principal accountant is Goldstein Golub Kessler LLP (the Firm) which has a continuing relationship with American Express Tax and Business Services Inc.
(TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, the Firm has no full time employees and therefore, none of the audit services performed for us were provided by permanent full-time employees of the Firm. The Firm manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

         1)       Audit Fees

                  The aggregate fees billed by Goldstein Golub Kessler LLP for professional services rendered for the audits of the Company's annual financial statements for the last two fiscal years and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB and for services in connection with SEC registration statements during the last two fiscal years ended February 28, 2005 and February 29, 2004 was $50,584 and $69,386, respectively.

         2)       Audit-Related Fees

                  The Company did not engage its principal accountants to provide assurance and related services during the last two fiscal years.

         3)       Tax Fees

                  The Company did not engage its principal accountants to provide tax compliance, tax advice and tax planning services during the last two fiscal years.

         4)       All Other Fees

                  The Company did not engage its principal accountants to render services to the Company during the last two fiscal years, other than as reported above.

         5)       Pre-approval Policies and Procedures

                  In accordance with its charter, the Audit Committee is required to approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2006. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The table below lists the beneficial ownership of our common stock, as of May 25, 2005, by each person known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and executive officers and by all of our directors and executive officers as a group.

                                               Number of Shares
Name and Address of                           Beneficially Owned
Beneficial Owner                                   (1) (2)                       Percent of Class(2)
------------------------------------          -------------------                -------------------
+Guenter H. Jaensch (3)                            870,000                              1.16%
964 Allamanda Drive
Delray Beach, FL 33483

+Michael L. Weiner (4)                            6,916,362                             9.06%
693 Summit Drive
Webster, NY 14580

+Robert S. Bramson (5)                             100,000                                *
1100 East Hector Street
Suite 410
Conshohocken, PA 19428

+Ross B. Kenzie (6)                                100,000                                *
Cyclorama Bldg. Suite 100
369 Franklin Street
Buffalo, NY 14202

+Steven Katz (7)                                   155,000                                *
20 Rebel Run Drive
East Brunswick, NJ 08816

+Michael Friebe(8)                                 200,000                                *
Paul-Schuerholz-Str. 7
D-45657 Recklinhausen
Germany

Robert J. Wood (9)                                 282,500                                *
12 Peachtree Lane
Pittsford, NY 14534

Stuart G. MacDonald (10)                           370,000                                *
4663 East Lake Road
Pultneyville, NY 14538

Jeffrey H. Helfer (11)                             410,700                                *
1153 Hidden Valley Trail
Webster, NY 14580

John F. Lanzafame (12)                              62,500                                *
1500 Malone Road
Victor, NY 14564

Technology Innovations, LLC(13)                    5,656,501                            7.08%
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586

Biomed Solutions, LLC(14)                          5,355,857                            7.48%
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586

All Officers and Directors as                      9,467,062                           12.15%
a group (10 persons)

------------------
   * Denotes less than one percent.
   + Denotes Member of the Board.

     1) Except as may be set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

     2) Applicable percentage of ownership is based on 74,471,997 shares outstanding as of May 25, 2005, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Shares subject to options or warrants currently exercisable or exercisable within 60 days after February 28, 2005 are included in the number of shares beneficially owned and are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.

     3) Includes 420,000 shares issuable upon exercise of options granted to Dr. Jaensch.

     4) Michael L. Weiner is a member and the manager of Technology Innovations, LLC, which is the majority owner of Biomed Solutions, LLC. Mr. Weiner is also the Manager of Biomed. Mr. Weiner's calculation includes 4,175,857 shares owned beneficially and of record by Biomed and 300,644 shares owned beneficially and of record by Technology Innovations. Includes 1,180,000 shares issuable upon exercise of warrants held by Biomed and 650,000 shares issuable upon exercise of options held by Mr. Weiner.

     5) Includes 100,000 shares issuable upon exercise of options held by Mr. Bramson.

     6) Includes 100,000 shares issuable upon exercise of options held by Mr. Kenzie. Does not include shares owned beneficially or of record by Biomed or by Technology Innovations. Mr. Kenzie is the Manager and an equity member of Biophan Ventures, LLC, which is the 43% equity member in Biomed; he is also the Manager of Patent Ventures LLC, which is the Class A Member of Technology Innovations. Mr. Kenzie and Mr. Weiner comprise the Board of Members of Biomed; Mr. Kenzie serves on the Board of Members of Technology Innovations.

     7) Includes 155,000 shares issuable upon exercise of options held by Mr. Katz.

     8) Includes 100,000 shares owned beneficially and of record by a MRIs Patent GmbH, of which Dr. Friebe is a 50% owner.

     9) Includes 192,500 shares issuable upon exercise of options held by Mr. Wood.

     10) Includes 280,000 shares issuable upon exercise of options held by Mr. MacDonald.

     11) Includes 280,000 shares issuable upon exercise of options held by Mr. Helfer.

     12) Includes 62,500 shares issuable upon exercise of options held by Mr. Lanzafame.

     13) Includes 4,175,857 shares owned beneficially and of record by Biomed and 1,180,000 shares issuable upon exercise of warrants held by Biomed. Technology Innovations, LLC is the majority owner of Biomed Solutions, LLC.

     14) Includes 1,180,000 shares issuable upon exercise of warrants held by Biomed.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category                    Number of securities to be   Weighted average          Number of securities
                                 issued upon exercise of      exercise price of         remaining available for
                                 outstanding options,         outstanding options,      future issuance under equity
                                 warrants and rights          warrants and rights       compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column (a))
                                         (a)                        (b)                           (c) *
-------------------------------- ---------------------------- ------------------------- ------------------------------
Equity compensation plans                 7,924,853                     $.69                      1,980,148
approved by security holders

Equity compensation plans not
approved by security holders                 -0-                        -0-                          -0-
-------------------------------- ---------------------------- ------------------------- ------------------------------
Total                                     7,924,853                     $.69                      1,980,148

-------------
* The shares are issuable under the Company's 2001 Stock Option Plan. Such shares may be issued upon the exercise of stock options or pursuant to restricted stock awards or restricted stock units which vest upon the attainment of prescribed performance milestones or the completion of designated service periods. For further information concerning the 2001 Option Plan, please see Proposal No. 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     1) Michael L. Weiner, President and Chief Executive Officer of Biophan, is the Manager and a 42.7% equity member of Technology Innovations, LLC., a 57% equity member of Biomed Solutions, LLC (formerly Biophan, LLC). Mr. Weiner is also the Manager of Biomed. He and Ross Kenzie make up the Board of Members of Biomed. Biomed is the record owner of 4,175,857 shares of common stock of Biophan; Technology Innovations is the record owner of 300,644 shares of common stock of Biophan. As Manager of Technology Innovations and Biomed, Mr. Weiner has control over these entities. Mr. Weiner is also on the board of Nanoset, LLC, an entity owned in part by Biomed Solutions, and with which we have entered into a technology license agreement.

     2) On December 1, 2000, Biomed received 10,759,101 shares of Biophan's common stock in exchange for its shares of LTR Antisense Technology, Inc. Most of those shares have been distributed to the members of Biomed and their members.

     3) On December 1, 2000, Biomed transferred its MRI-compatible pacemaker patent pending and related technology to Biophan for a future payment of $500,000. This obligation bears interest at 8% per annum from February 28, 2002, and has been extended several times, to June 1, 2004. After June 1, 2004, principal and interest are payable in 12 equal monthly installments. Since November 30, 2002, this entire obligation has been convertible into common shares of Biophan at a conversion price equal to the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or
         (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On February 10, 2004, Biomed transferred $300,000 of this obligation to SBI Brightline Consulting, LLC and converted the remaining balance of $200,000 into shares of our common stock common. On the same date, SBI converted the $300,000 obligation transferred to it into shares of our common stock.

     4) On June 4, 2002, we executed a line of credit agreement with Biomed providing for borrowings up to $250,000. On August 19, 2002, the line was increased by $100,000 and the expiration date thereof for that portion of the line was set at August 19, 2003. The payment date of amounts borrowed under the original line was extended to December 1, 2002. On November 7, 2002, the maturity date of the line was extended until such time as the financing contemplated by the Spectrum stock purchase agreement commenced. It was later extended to June 1, 2004. On February 10, 2004, all outstanding balances under the line of credit were converted to common stock in accordance with the terms of the credit agreement.

     5) Biomed holds warrants to purchase a total of 1,180,000 shares of our common stock. On March 1, 2001, it received warrants to purchase 200,000 shares at an exercise price of $1.00 in consideration of management effort and expense incurred on our behalf. On June 4, 2002, it received warrants to purchase 100,000 shares at an exercise price of $1.00 in consideration of the extension of the due date for the Transfer Agreement payment, and warrants to purchase 75,000 shares at an exercise price of $1.00 in consideration of the grant of the line of credit. (Wilson Greatbatch also received 150,000 warrants in consideration of the extension of the due date of the Transfer Agreement payment). On August 19, 2002, Biomed received warrants to purchase 30,000 shares in consideration of the increase in the line of credit commitment, and warrants to purchase 275,000 shares for additional extensions of the payment terms of the Transfer Agreement payment. On that date, the exercise price for all 680,000 warrants then held by Biomed was set at the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or
         (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On November 7, 2002, Biomed was granted warrants to purchase an additional 500,000 shares at an exercise price of $.50 per share in consideration of another extension of the Transfer Agreement payment. Each extension of the Transfer Agreement payment enabled us to retain the MRI-compatible technology that we acquired under the Transfer Agreement. In connection with each issuance of warrants to Biomed, our Board determined, without the vote of Mr. Weiner or Mr. Kenzie, that the consideration received by us was fair and adequate consideration for the warrants issued.

     6) The Company has affiliations with three entities, Biomed Solutions, LLC ("Biomed"), Technology Innovations, LLC ("TI") and Myotech, LLC ("Myotech"), that are related by virtue of common management personnel and stock ownership. During the current year ended February 28, 2005, the Company charged Biomed and Myotech for services of certain Company personnel and charged Biomed, TI and Myotech for expenses allocable to and paid on their behalf. The total of these charges was $404,754. During the year ended February 29, 2004 the Company paid expenses on behalf of Biomed and TI aggregating $120,081. At February 28, 2005, the combined balances due from these related parties was $220,959. The amounts do not bear interest and the Company received payment within forty-five days.

     7) During the year ended February 28, 2005, the Company was billed $9,000 for legal services provided by Bramson & Pressman of which Robert S. Bramson, a director of the Company, is a partner.

All transactions discussed above are considered by the Board to have been consummated on terms approximately equivalent to those that might have prevailed in arms-length transactions with unaffiliated parties under similar circumstances.

                             STOCK PERFORMANCE GRAPH

The Company's Common Stock is listed for trading on the OTC Bulletin Board under the symbol BIPH. The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock for the period from [ ] through [ ], with the cumulative total return of the [NASDAQ U.S. Stock Index] and the [NASDAQ Health Services Index] over the same period. The comparison assumes $100 was invested on [ ] in the Company's Common Stock, in the [U.S. Stock Index] and in the [NASDAQ Health Services Index] and assumes reinvestment of dividends, if any.

[Performance Chart]

                        December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
                            1999             2000             2001             2002             2003             2004
---------------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------

Biophan

NASDAQ U.S. Stock
Index

NASDAQ Health
Services Index

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serves as a member of the board or compensation committee, or other committee serving as equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the members of our Compensation Committee has ever been our employee.

                             EXECUTIVE COMPENSATION

The following table summarizes the annual compensation paid to our named executive officers during each of the last three fiscal years:

                                                                         Securities Underlying
Name and Principal Position               Year           Salary              options/SARs
---------------------------               ----           ------              ------------
Michael L. Weiner, CEO                 2/28/05         $198,269                 1,000,000
Michael L. Weiner, CEO                 2/29/04         $175,000                   300,000
Michael L. Weiner, CEO                 2/28/03         $175,000                   250,000

Robert J. Wood, CFO                    2/28/05         $134,654                   400,000
Robert J. Wood, CFO                    2/29/04         $129,000                   125,000
Robert J. Wood, CFO                    2/28/03         $109,461                    50,000

Stuart G. MacDonald,
Vice-President-Research                2/28/05         $149,711                   425,000
Stuart G. MacDonald,
Vice-President-Research                2/29/04         $153,846                   200,000
Stuart G. MacDonald,
Vice-President-Research                2/28/03         $116,057                   100,000

Jeffrey L. Helfer,
Vice-President-Engineering             2/28/05         $149,711                   425,000
Jeffrey L. Helfer,
Vice-President-Engineering             2/29/04         $153,846                   200,000
Jeffrey L. Helfer,
Vice-President-Engineering             2/28/03         $113,461                   100,000

John F. Lanzafame,
Vice-President-Business Development    2/28/05         $53,308*                   250,000

---------------
* partial year.

Columnar information required by Item 402(a)(2) of Regulation S-K has been omitted for categories where there has been no compensation awarded to, earned by, or paid to, the named executive officers required to be reported in the table during fiscal years 2003 through 2005.

Stock Options

On June 22, 2001, the Board adopted the Biophan Technologies, Inc. 2001 Stock Option Plan. Prior to the 2005 restatement which is the subject of Proposal No. 2, the Option Plan was last amended on July 13, 2004. The Option Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The Option Plan is administered by the Compensation Committee of the Board and authorizes the grant of options or restricted stock awards for 13,000,000 shares. The Compensation Committee determines which eligible individuals are to receive options or other awards under the Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the Option Plan. Non-employee directors will also receive periodic option grants pursuant to the automatic grant program in effect for them under the Option Plan. Prior to the 2005 restatement which is the subject of Proposal No. 2, each such director received an initial grant of options to purchase 20,000 shares, vesting on the first anniversary of the grant, and additional grants of options to purchase 20,000 shares on each succeeding anniversary of such director's election.

                        OPTION GRANTS IN LAST FISCAL YEAR

The following table summarizes information concerning stock options granted to the named executive officers during the last completed fiscal year ended February 28, 2005:

                                            Percent of                                 Potential Realizable Value at
                             Number of           total                                 Assumed Annual Rates of Stock
                            securities    options/SARs                                 Price Appreciation for Option
                            underlying      granted to    Exercise or                  Term (1)
                          options/SARs    employees in     base price      Expiration  -------------------------------
   Name                    granted (#)     fiscal year         ($/Sh)            date      5% ($)         10% ($)
----------                 -----------     -----------         ------      ----------  --------------- ---------------
Michael L. Weiner            1,000,000          24.10%           $.97        10/31/13       610,028      1,545,930
Robert J. Wood                 400,000           9.64%           $.97        10/31/13       244,011         618,372
Stuart G. MacDonald            425,000          10.24%           $.97        10/31/13       259,262         657,020
Jeffrey L. Helfer              425,000          10.24%           $.97        10/31/13       259,262         657,020
John F. Lanzafame              100,000           2.41%           $.67         7/19/14        42,136         106,781
John F. Lanzafame              150,000           3.61%           $.74          9/3/14         69,807        176,905

-----------
(1) The dollar amounts under these columns are the result of calculations at rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

No named executive officer exercised options in the fiscal year ended February 28, 2005. The following table presents the number and values of exercisable and unexercisable options as of February 28, 2005:

                                                         Number of Securities      Value of unexercised
                                                       underlying unexercised              in-the-money
                                                       options/SARs at FY-end    options/SARs at FY-end
                                Shares                                 (#)                       ($)
                               acquired on        Value           Exercisable/              Exercisable/
          Name                 exercise        realized          Unexercisable          Unexercisable(1)
       ----------              --------        --------          -------------          -------------
Michael L. Weiner                 None            -         650,000/1,150,000         $748,000/$205,500
Robert J. Wood                    None            -           192,500/482,500         $225,625/$106,625
Stuart G. MacDonald               None            -           280,000/545,000         $333,000/$158,000
Jeffrey L. Helfer                 None            -           280,000/545,000         $333,000/$158,000
John F. Lanzafame                 None            -            62,500/187,500          $52,375/$157,125

-----------

(1) As permitted by the rules of the Securities and Exchange Commission, we have calculated the value of the unexercised in-the-money options at fiscal year end on the basis of the closing price of $1.55 per share of our Common Stock as quoted on the OTC Bulletin Board on the last day of the fiscal year, or February 28, 2005, less the applicable exercise price multiplied by the number of shares which may be acquired on exercise. NO EXERCISES

Employment Agreements

Each of Michael L. Weiner, President and Chief Executive Officer; Robert J. Wood, Treasurer, Secretary and Chief Financial Officer; Stuart G. MacDonald, Vice President of Research and Development; Jeffrey L. Helfer, Vice President of Engineering; and John F. Lanzafame, Vice President of Business Development, has entered into employment agreements with Biophan.

Mr. Weiner's employment agreement has an initial term of three years with subsequent one-year renewal periods. His employment agreement may be terminated by us for cause or upon his death or disability. In the event of the disability of Mr. Weiner, termination of his employment agreement by us following a change in control or termination of his employment agreement by him for good reason, Mr. Weiner is entitled to receive (i) the unpaid amount of his base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and (iii) a severance payment equal to one (1) year of his then current salary. In addition, Mr. Weiner will be immediately vested in any options, warrants, retirement plan or agreements then in effect. "Good reason" means (i) a material change of Mr. Weiner's duties, (ii) a material breach by us under the employment agreement, or (iii) a termination of Mr. Weiner's employment in connection with a change in control.

As used in Mr. Weiner's employment agreement, "change in control" means: (1) our merger or consolidation with another entity where the members of our Board do not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation immediately prior to the merger or consolidation, or (2) the sale or other disposition of all or substantially all of our assets.

In the event of termination for cause, all of Mr. Weiner's unexercised warrants and options, whether or not vested, will be canceled, and Mr. Weiner will not be eligible for severance payments. In the event of voluntary termination, Mr. Weiner's vested warrants and options remain exercisable for one year from the date of such termination, but he will not be eligible for severance payments.

The employment agreements for each of Messrs. Wood, MacDonald, Helfer and Lanzafame are terminable by either us or the employee upon 30 days' notice or by us for cause (as defined in their employment agreements) or upon the death or disability of the employee. However, each of them is entitled to receive severance equal to six months' base salary, payable in six equal consecutive monthly installments in the event that the employee is terminated by us within ninety (90) days following a change in control. In addition, under such circumstances each of them will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the employment agreements for Messrs. Wood, MacDonald, Helfer and Lanzafame "change in control" means (1) on the date of the merger or consolidation of Biophan with another entity where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of the entity issuing cash or securities in the merger or consolidation; (2) on the date Michael L. Weiner is terminated as CEO of the Company; or (3) on the date of the sale or other disposition of all or substantially all of the assets of Biophan.

In the event of termination for cause, all unexercised warrants and options held by the applicable employee, whether or not vested, will be canceled and the employee will not be eligible for severance payments. In the event of voluntary termination, all vested warrants and options remain exercisable for one year from the date of such termination.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The following report is required by the SEC's executive compensation rules in order to standardize the reporting of executive compensation by public companies.

General

The Board's Compensation Committee (the "Compensation Committee") reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's Stock Option Plan. The Compensation Committee is composed of Messrs. Kenzie (Chairman), Bramson and Katz, each of whom is a non-employee director. None of these individuals has ever been an officer or employee of the Company.

The objectives of the Company's executive compensation policies are (i) to be competitive with pay practices of other companies of comparable size and status, including those in the biotechnology industry and (ii) to attract, motivate and retain key executives who are vital to the long-term success of the Company. The Company's executive compensation currently consists of both fixed annual salary and stock based compensation which align the interests of the Company's executives with the interests of its stockholders.

Base Salary

With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon independent industry surveys, proxy disclosures, individual leadership, level of responsibility, management skills and industry activities. The Company does not currently have a bonus program for its executives.

Stock Options and Restricted Stock

In connection with the executive compensation program, long-term incentive awards in the form of stock options and restricted stock are available for grant under the Plan. Awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee and the Board grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

The Company believes that, through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding non-qualified stock options, incentive stock options and restricted stock. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

Awards of stock options were made to executive officers of the Company in fiscal year 2004, including the Company's Chief Executive Officer, in order to provide appropriate incentive to such persons.

Compensation of Chief Executive Officer

For fiscal year 2005, the compensation of Michael L. Weiner, the Company's President and Chief Executive Officer, consisted of the same components as the compensation of the other senior executives. As described above, Mr. Weiner received a stock option grant in fiscal 2005. Mr. Weiner's base salary for fiscal 2005 was $200,000 per year, and effective June 1, 2005, it is $225,000, which is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company's executive officers, unless such compensation is performance-based pursuant to certain milestones established under a stockholder-approved plan. The compensation paid to the Company's executive officers during the 2005 fiscal year did not exceed the $1 million limit per covered officer. However, the Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company's executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company`s financial performance or equity awards tied to the value of the Company's common stock, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Company's financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

The foregoing report is given by the members of the Compensation Committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Ross B. Kenzie, Chairman
Steven Katz
Robert S. Bramson

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board's Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board. The Audit Committee is governed by a written charter approved by the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the Company's independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has discussed with the independent registered public accounting firm the registered public accounting firm's independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm and discussing the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and has considered the compatibility of any non-audit services with the registered public accounting firm's independence.

The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit and such other matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as currently in effect. In addition, the Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended February 29, 2004 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to shareholder approval, the appointment of the Company's independent registered public accounting firm.

Respectfully submitted,

The Audit Committee of the Board of Directors

Steven Katz, Chairman
Ross B. Kenzie
Robert S. Bramson

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Biophan Technologies, Inc., 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586, or by calling (585) 214-2441. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.


                                OTHER INFORMATION

The Company filed its Annual Report on Form 10-KSB with the Securities and Exchange Commission on May 27, 2005. A copy of the Annual Report is included with this Proxy Statement.

Additional information concerning the Company is available on the Company's website, www.biophan.com. These materials are also available free of charge in print to investors who request them in writing from the Company's Secretary (at the address on the cover page). Filings which the Company makes with the Securities and Exchange Commission also contain additional information and may be obtained on the SEC's website at www.sec.gov.

                                             By Order of the Board of Directors


                                             Guenter H. Jaensch
                                             Chairman of the Board

Dated: June ____, 2005
West Henrietta, New York

                                      PROXY
                           BIOPHAN TECHNOLOGIES, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael L. Weiner and Robert J. Wood, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC. (the "Company") to be held on July 27, 2005 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and, in their discretion, upon such other matters as may come before the meeting. If no direction is made, shares will be voted FOR the election of directors named in the proxy and FOR Proposals 2 and 3. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.


1. Election of six (6) directors     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
                                     ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                     THE NOMINEE'S NAME IN THE LIST BELOW



FOR all nominees listed to the right                 [__]              Michael L. Weiner
(except as marked to the contrary)                                     Guenter H. Jaensch
                                                                       Steven Katz
WITHHOLD AUTHORITY to vote                           [__]              Ross B. Kenzie
for all nominees listed to the right                                   Robert S. Bramson
                                                                       Michael H. Friebe


                                                         (Continued and to be signed on reverse side)

                                                                                    FOR               AGAINST           ABSTAIN
                                                                                    ------------------------------------------------
      2. To amend and restated the 2001 Stock Option Plan.                          [__]              [__]                [__]

      3. To approve certain stock option grants made to the non-employee Board
         members under the 2001 Stock Option Plan.                                  FOR               AGAINST            ABSTAIN
                                                                                    ------------------------------------------------
                                                                                    [__]              [__]                [__]

      4. To ratify the appointment of Goldstein Golub Kessler LLP as the independent
         registered public accounting firm for the fiscal year ending               FOR               AGAINST            ABSTAIN
         February 28, 2006.                                                         ------------------------------------------------
                                                                                    [__]              [__]                [__]

      5. Transaction of such other business as may properly come before the meeting
         or any adjournment thereof.                                                FOR               AGAINST            ABSTAIN
                                                                                    ------------------------------------------------
                                                                                    [__]              [__]                [__]

                                                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS.

                                                  Dated:  _________________,  2005

                                                   --------------------------------         ------------------------------
                                                     Signature                                   Signature
I will [_] will not [_] attend the Meeting.
                                                  IMPORTANT: Sign the Proxy exactly as your name
                                                  or names appear on your Common Stock
                                                  certificate; in the case of Common Stock held in
                                                  joint tenancy, each joint tenant must sign.
                                                  Fiduciaries should indicate their full titles
                                                  and the capacity in which they sign. Please
                                                  complete, sign, date, and return this Proxy
                                                  promptly in the enclosed envelope.

                                                                      APPENDIX A

                           BIOPHAN TECHNOLOGIES, INC.
                             2001 STOCK OPTION PLAN

                (As Amended and Restated Effective July 27, 2005)


         1. Title and Purpose. The plan described herein shall be known as the "Biophan Technologies, Inc. 2001 Stock Option Plan" (the "Plan"). The purpose of the Plan is to advance the interests of Biophan Technologies, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract and retain individuals of training, experience, and ability as officers, key employees, directors and consultants and to furnish additional incentive to such key individuals to promote the Company's financial success by providing them with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value. It is the intent of the Company that such individuals be encouraged to obtain and retain an equity interest in the Company and each Participant will be specifically apprised of said intent.

                  This July 27, 2005 Restatement was adopted by the Board on June 9, 2005 to become effective on July 27, 2005 upon stockholder approval at the 2005 Annual Meeting. The purpose of this July 27, 2005 Restatement is to effect the following changes to the Plan:

                  (i) revise the automatic grant program in effect for the Non-Employee Directors by increasing the maximum number of shares for which Awards may be made per Non-Employee Director each year, imposing a vesting schedule on each such Award, authorizing the Committee to determine whether the Awards are to be made in the form of Options, Restricted Stock or Restricted Stock Units and increasing the maximum term of any Option granted under such program from five (5) to ten (10) years and the post-service exercise period for such option from three (3) months to one year.

                  (ii) eliminate the ability of the Committee as plan administrator to grant Options with an option price less than the Fair Market Value per share of Common Stock on the grant date;

                  (iii) expand the class of individuals eligible to receive discretionary Awards under the Plan to include the Non-Employee Directors;

                  (iv) provide the Committee with the authority as plan administrator to grant restricted stock units which provide for the vesting and issuance of the underlying shares of Common Stock following, the attainment of pre-established performance goals or the satisfaction of specified service requirements;

                  (v) include a series of performance criteria which the Committee as plan administrator may utilize in establishing specific targets to be attained as a condition to the vesting of one or more restricted stock or restricted stock unit awards under the Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Code
Section 162(m); and

                  (vi) effect a series of technical revisions to the Plan in order to facilitate the administration of the Plan and comply with recent changes in the laws and regulations applicable to the Plan and the Awards made hereunder.

                 The changes effected by the July 27, Restatement 2005 shall not become effective unless and until approved by the Company's stockholders at the 2005 Annual Stockholders Meeting and shall, upon such stockholder approval, apply only to Awards made on or after that date and shall not affect any previously granted Awards made the Plan.

         2. Definitions. As used herein, the following words or terms have the meaning set forth below.

                  2.1 "Award" means an award granted to any key employee, officer, consultant, or Non-Employee Director in accordance with the provisions of the Plan in the form of Options, Restricted Stock or Restricted Stock Units.

                  2.2 "Award Agreement" means the written agreement evidencing each Award of Restricted Stock or Restricted Stock Units made under the Plan.

                  2.3 "Board" means the Board of Directors of the Company, except that, whenever action is to be taken under the Plan with respect to a Reporting Person, "Board" shall mean only such directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act or any successor rule.

                  2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

                  2.5 "Committee" means the Compensation Committee of the Board and any other committee of one or more Board members as may be designated by the Board to administer the Plan with respect to eligible individuals other than Reporting Persons. Accordingly, the term "Committee" shall mean the Compensation Committee and such other committee, to the extent each such entity is acting within the scope of its administrative authority under the Plan.

                  2.6 "Common Stock" or "Stock" means the Company's $.005 par value Common Shares.

                  2.7 "Company" means Biophan Technologies, Inc., a corporation established under the laws of the State of Nevada, and its subsidiaries; provided that with respect to Incentive Stock Options, "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                  2.8 "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or to exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.


                  2.9 "Disability means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is or can be expected to last for a period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company. However, solely for purposes of the option grants made under Section 8 of the Plan, Disability shall mean the inability of the Non-Employee Director to perform his or her usual duties in such capacity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                  2.10 "Disinterested Person" means a Non-Employee Director who satisfies the requirements set forth in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act.

                  2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  2.12 "Fair Market Value" means the fair market value per share of Common Stock on a given date, which shall be (i) if the shares of Common Stock are listed on a national exchange, then the closing price per share of Common Stock on such stock exchange on such date, provided at least one sale of Common Stock took place on such exchange on such date, and, if not, then on the basis of the closing price on the last preceding date on which at least one sale on such exchange did occur, or (ii) if the shares of Common Stock are not listed on a national exchange, then the last reported sale price per share of Common Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market, or (iii) if the shares of Common Stock are not publicly traded, then the value as determined by the Board in good faith.

                  2.13 "Incentive Stock Option" ("ISO") means an Option which is intended to satisfy the requirements of Section 422 of the Code or any successor provision.

                  2.14 "Non-Employee Director" means a member of the Board who is not an employee of the Company.

                  2.15 "Nonstatutory Stock Option" ("NSO") means an Option which is not intended to qualify as an Incentive Stock Option.

                  2.16 "Option" means any Option granted under the Plan and includes an Incentive Stock Option and a Nonstatutory Stock Option.

                  2.17 "Option Agreement" means the written agreement evidencing each Option granted under the Plan.

                  2.18 "Option Price" means the purchase price per share of Common Stock upon the exercise of an Option.

                  2.19 "Outside Director" shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

                  2.20 "Participant" means an individual who has been granted an Award under the Plan.

                  2.21 "Reporting Person" means a person required to file reports under Section 16(a) of the Exchange Act or any successor statute.

                  2.22 "Restricted Stock" means Stock awarded under Section 10 of the Plan which is subject to certain forfeiture provisions or restrictions on transfer.

                  2.23 "Restricted Stock Units" mean the right to receive shares of Common Stock upon, or after the expiration of a designated time period following, the attainment of pre-established performance goals or the satisfaction of specified service requirements

                  2.24 "Retirement" means termination of employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

                  2.25 "Scientific Advisory Board" means the advisory board consisting of noted scientists who advise the Company on the development of its technology.

      3. Shares Subject to the Plan. Subject to adjustment as provided in
Section 12 below, an aggregate of 13,000,000 shares of Common Stock shall be available for Awards under the Plan. Such shares may be authorized but previously unissued shares or shares reacquired by the Company, including shares purchased in the open market. In the event that any outstanding Option granted under the Plan for any reason expires or is terminated without having been exercised in full, or any shares of Restricted Stock or any Restricted Stock Units are forfeited, the shares allocable to the unexercised portion of such Option or subject to the forfeited Restricted Stock Units, together with any forfeited shares of such Restricted Stock, shall (unless the Plan shall have been terminated) become available for subsequent Awards under the Plan; provided that in no event may the number of shares issued hereunder exceed the total number of shares reserved for issuance. Subject to adjustment as provided in
Section 12 below, no one person participating in the Plan may receive stock options, Restricted Stock or Restricted Stock Units for more than 2,000,000 shares of Common Stock in the aggregate per calendar year.

      4. Administration of the Plan.

                  4.1 The Plan shall be administered by the Compensation Committee of the Board. Except in instances where not otherwise administratively practicable, each individual appointed to the Compensation Committee shall be both a Disinterested Person and an Outside Director. The Board may appoint a secondary Committee of one or more Board members with separate but concurrent authority with the Compensation Committee to administer the Plan with respect to eligible individuals other than Reporting Persons. All automatic grants to Non-Employee Directors and Scientific Advisory Board Members under Sections 8 and 9 shall be made in strict accordance with the express terms and provisions of those sections of the Plan. Subject to the preceding sentence and the provisions set forth herein, each Committee acting within the scope of its administrative authority under the Plan shall have full authority to determine which eligible individuals are to be granted Awards under the Plan and the time or times at which those Awards are to be made, to determine the provisions of Awards, to interpret the terms of the Plan and of Awards made under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Committee shall report any action taken by it to the meeting of the Board next following such action.

                  4.2 The decision of the Committee on any matter as to which the Committee is given authority shall be final and binding on all persons concerned. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award made under it.

                  4.3 Any Award made to a member of the Compensation Committee other than pursuant to the automatic grants made pursuant to Section 8 of the Plan must be approved by a disinterested majority of the Board.

         5. Indemnification of the Committee. In addition to such other rights of indemnification as they may have as directors of the Company or as members of the Committee or otherwise, the members of the Committee shall be indemnified by the Company as and to the fullest extent permitted by law, including without limitation, indemnification against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Awards granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence, bad faith or misconduct in the performance of his duties; provided that within 60 days after institution of such action, suit or proceeding a Committee member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

         6. Types of Awards Under the Plan. Awards under the Plan may be in the form of any one or more of the following:

                  Incentive Stock Options (ISOs)
                  Nonstatutory Stock Options (NSOs)
                  Restricted Stock
                  Restricted Stock Units

                  All Awards shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan (including without limitation, determinations of the Participants, the form, amount and timing of Awards, the terms and provisions of Awards, and the agreements evidencing Awards need not be uniform and may be made selectively among Participants who receive, or are eligible to receive, Awards hereunder, whether or not such Participants are similarly situated. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant of the Award or any time thereafter.

      7. Incentive Stock Options and Nonstatutory Stock Options.

            7.1 Eligibility. The persons eligible to receive Options under the Plan are as follows:

                  (i) officers and key employees of the Company or any Subsidiary,

                  (ii) the Non-Employee Directors and the non-employee members of the board of directors of any Subsidiary, and

                  (iii) consultants and other independent advisors (including, without limitation, members of the Scientific Advisory Board) who provide services to the Company or any Subsidiary.

            An employee owning stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation ("Ten Percent Stockholder") is not eligible to receive an ISO unless the option price is at least 110% of the Fair Market Value of the Common Stock at the time the ISO is granted and the ISO option by its terms is not exercisable more than five years from the date it is granted. Restricted Stock and Common Stock which a grantee may purchase under outstanding Options or which is subject to an outstanding Restricted Stock Units awarded to such grantee shall be treated as stock owned by such grantee for purposes of this calculation. The Committee also may authorize the granting of ISOs and NSOs to prospective employees. In the case of a prospective employee, the grant of an ISO or NSO shall be on the condition of employment by the Company in a key position, and the date of the grant of the ISO or NSO shall be the date such employment begins or such later date as the Committee may have specified when authorizing the grant.

            7.2 Grant of ISOs and NSOs

                  7.2.1 From time to time while the Plan is in effect, the Committee may, in its absolute discretion, select from among persons eligible to receive ISOs and NSOs (including persons to whom ISOs and NSOs were previously granted) those persons to whom ISOs and NSOs are to be granted.

                  7.2.2 The Committee shall, in its absolute discretion, determine the number of shares of Common Stock to be subject to each ISO and NSO made by it under the Plan.

                  7.2.3 The Committee shall determine at the time of each grant hereunder whether the option is an ISO or NSO. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision, and any regulations thereunder.

            7.3 Option Price. The option price per share of Common Stock with respect to each ISO and NSO shall not be less than 100% of the Fair Market Value per share at the time the ISO or NSO is granted.

            7.4 Period of Options. An ISO and NSO shall be exercisable during such period of time as the Committee may specify, subject, in the case of ISOs, to any limitation required by the Code. No ISO or NSO shall be exercisable after the expiration of 10 years from the date the ISO or NSO is granted.

            7.5 Vesting of Options. Each ISO and NSO shall be exercisable at such time or times as the Committee shall determine. In the case of an ISO or NSO exercisable in installments, the Committee may later determine to accelerate the time at which one or more of such installments may be exercised. The Committee may impose such conditions with respect to the exercise of ISOs and NSOs, including conditions relating to the attainment of specific pre-determined stock price goals or other performance criteria or conditions relating to applicable federal or state tax or securities laws, as it considers necessary or advisable and such conditions may differ with respect to each Participant.

            7.6 Limitation on Grant of ISOs. The aggregate Fair Market Value (determined as of the date the ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under all such plans of the Company) shall not exceed $100,000.

            7.7 Options Non-Transferable. No ISO or NSO granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. No interest of a Participant under an ISO or NSO or the Plan shall be subject to the attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal equitable process. During the lifetime of the Participant, ISOs and NSOs shall be exercisable only by the Participant who received them.

            7.8 Termination of Employment.

                  7.8.1 Death During or After Employment. If a Participant dies during employment or within three (3) months after terminating employment, and at a time when the Participant is entitled to exercise an ISO or NSO, then at any time or times within one year after death (or such greater or lesser period after death as the Committee may authorize for inclusion in the documentation evidencing the ISO or NSO) such ISO or NSO may be exercised, but only as to any or all of those shares which the Participant was entitled to purchase immediately prior to the Participant's death (unless the Committee within thirty
(30) days after the Participant's death shall have accelerated the vesting of the ISO or NSO). ISOs or NSOs exercisable after death may be exercised by the Participant's Designated Beneficiary, and except as so exercised, shall expire at the end of the specified post-death exercise period. In no event, however, may any ISO or NSO granted under the Plan be exercised after the expiration date of the maximum term established for the ISO or NSO at the time of grant.

                  7.8.2 Retirement or Disability. In the event of a Participant's Retirement or Disability at a time when the Participant is entitled to exercise an ISO or NSO, then within three months after Retirement or one year after Disability (or such greater or lesser period after Retirement or Disability as the Committee may authorize for inclusion in the documentation evidencing the ISO or NSO) the Participant may exercise such ISO or NSO only as to those shares which the Participant was entitled to purchase immediately prior to such Retirement or Disability (unless the Committee within thirty (30) days after the Participant's Retirement or Disability shall have accelerated the vesting of the ISO or NSO). If the Participant dies within the specified post-Retirement or post-Disability exercise period, the Participant's ISO or NSO may be exercised by the Participant's Designated Beneficiary, to the same extent as if the deceased Participant had survived, during the greater of (i) one year from the date of his death or, if a post-Retirement or post-Disability exercise period greater than three months or one year, respectively, was specified in the ISO or NSO documentation, (ii) the remainder of that longer period.

         Except as exercised within the applicable period described above, each ISO or NSO shall expire at the end of such period. In no event, however, may any ISO or NSO granted under the Plan be exercised after the expiration date of the maximum term established for the ISO or NSO at the time of grant.

                  7.8.3 Other Terminations of Employment. If the employment of a Participant is terminated for cause, the Participant's option rights, both accrued and future, under any then outstanding ISO or NSO shall be forfeited and terminated immediately and may not thereafter be exercised to any extent.

      If the employment of a Participant is terminated for any reason other than cause, death, Retirement or Disability at a time when the Participant is entitled to exercise an ISO or NSO, then within three months after such termination of employment (or such greater or lesser period after termination of employment as the Committee may authorized for inclusion in the documentation evidencing the ISO or NSO), the Participant may exercise such ISO or NSO only as to those shares which the Participant was entitled to purchase immediately prior to such termination of employment (unless the Committee within thirty (30) days after the Participant's termination of employment shall have accelerated the vesting of the ISO or NSO). If the Participant dies within the specified post-termination of employment exercise period, the Participant's ISO or NSO may be exercised by the Participant's Designated Beneficiary, to the same extent as if the deceased Participant had survived, during a period equal to the greater of one year from the date of the Participant's death or the remainder of such specified post-termination of employment exercise period. In no event, however, may any ISO or NSO granted under the Plan be exercised after the expiration date of the maximum term established for the ISO or NSO at the time of grant.

      If the Committee so decides, an ISO or NSO may provide that a leave of absence granted by the Company is not a termination of employment for the purpose of this subsection 7.8.3 and, in the absence of such a provision, the Committee may, in any particular case, determine that such a leave of absence is not a termination of employment for such purpose.

                  7.8.4 Notwithstanding the terms and provisions of Sections 7.8.1, 7.8.2, and 7.8.3, the Committee, at any time, may establish such other terms and provisions with respect to the exercise of an ISO or NSO by a Participant upon the death, Disability, or other termination of employment of such person as it, in its sole discretion, deems advisable.

            7.9 Discretionary Authority to Effect Certain Changes. The Committee shall have complete discretion, exercisable either at the time while an Option granted under this Section 7 remains outstanding, to effect any or all of the following changes to that Option:

                  (i) extend the period of time for which the Option is to remain exercisable following the Participant's termination of employment from the limited exercise period otherwise in effect for that Option to such greater period of time as the Committee Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

                  (ii) include an automatic extension provision whereby the specified post-employment exercise period in effect for the Option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-employment exercise period during which the exercise of that Option or the immediate sale of the shares acquired under such Option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such Option beyond the expiration date of the term of that Option, and/or

                  (iii) accelerate the vesting and exercisability of the Option in whole or in part.

      8. Non-Employee Director Stock Options.

            8.1 Restatement of Automatic Grant Program. The provisions of this amended and restated Section 8 automatic grant program for the Non-Employee Directors shall become effective upon stockholder approval of the July 27, 2005 restatement of the Plan at the 2005 Stockholders Meeting, and the initial grants under the amended and restated program will be made at the 2005 Stockholder Meeting if the restatement is approved by the stockholders. All Options previously granted under the Plan to the Non-Employee Directors, whether pursuant to Section 8 as in effect prior to the July 27, 2005 restatement or any other provision of the Plan, which are outstanding under that Plan on date of the 2005 Annual Stockholders Meeting shall continue in full force and effect in accordance with their terms, and no provision of the July 27, 2005 restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those Options with respect to their acquisition of shares of Common Stock thereunder.

            8.2 Automatic Grants. On the date of each annual stockholders meeting, beginning with the 2005 Annual Meeting, each individual who is to continue to serve as a Non-Employee Director, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a NSO to purchase not more than fifty thousand (50,000) shares of Common Stock, provided such individual has not otherwise received an Award under the Plan within the preceding six (6) months. There shall be no limit on the number of such annual Option grants any one continuing Non-Employee Director may receive over his or her period of Board service. The actual number of shares for which such annual Option grants are made to each continuing Non-Employee Director shall (subject to the 50,000-share limit) be determined by the Committee on or before the date of the annual stockholders meeting at which those grants are to be made.

            8.3 Option Price. The option price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            8.4 Option Term. Each Option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Non-Employee Director's cessation of service as a Board member.

            8.5 Vesting. Each Option shall vest and become exercisable for all the option shares upon the earlier of (i) the Non-Employee Director's completion of the one (1)-year period of service as Board member measured from the grant date or (ii) his or her continuation in such Board service through the day immediately preceding the next annual stockholders meeting following such grant date.

            8.6 Options Non-Transferable. No Option granted under this Section 8 shall be transferable other than by will or by the laws of descent and distribution. No interest of a Non-Employee Director under such Option or the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Non-Employee Director, the Options under this Section 8 shall be exercisable only by the Non-Employee Director who received them.

            8.7 Termination of Board Service. The following provisions shall govern the exercise of any Options granted to a Non-Employee Director under this
Section 8 and outstanding at the time of his or her cessation of Board service:

                  (i) The Non-Employee Director (or, in the event of the Non-Employee Director's death while holding the Option, the personal representative of his or her estate or his or her Designated Beneficiary) shall have a twelve (12)-month period following the date of his or her cessation of Board service in which to exercise such Option.

                  (ii) During the twelve (12)-month exercise period, the Option may not be exercised in the aggregate for more than the number of shares of Common Stock for which the Option is exercisable at the time of the Non-Employee Director's cessation of Board service. However, should the Non-Employee Director cease to serve as a Board member by reason of death or Disability, then the Option shall immediately become exercisable for all of the option shares, and such Option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.

                  (iii) In no event shall the Option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the Option shall terminate and cease to be outstanding for any shares for which the Option has not been exercised. However, the Option shall, immediately upon the Non-Employee Director's cessation of Board service for any reason (other than cessation of Board service by reason of death or Disability), terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable for one or more of the option shares.

            8.8 Remaining Terms. The remaining terms of each grant shall be the same as the terms in effect for all other NSO grants made under the Plan, including (without limitation) the vesting acceleration provisions of Section 12.2.

            8.9 Alternative Awards. The Committee shall have full power and authority to award, in lieu of one or more annual automatic Option grants under this Section 8, shares of Restricted Stock or Restricted Stock Units which in each instance have an aggregate Fair Market Value substantially equal to the fair value (as determined for financial reporting purposes in accordance with Financial Accounting Standard 123R or any successor standard) of the automatic Option grant which such award replaces. Any such alternative award shall be made at the same time the automatic Option grant which it replaces would have been made, and the vesting provisions (including vesting acceleration in accordance with Section 12.2) applicable to such award shall be substantially the same as in effect for the automatic Option grant so replaced.

      9. Scientific Advisory Board Member Stock Options.

            9.1 Restatement of Automatic Grant Program. The provisions of this amended and restated Section 9 automatic grant program for the Scientific Advisory Board Members shall become effective upon stockholder approval of the July 27, 2005 restatement of the Plan at the 2005 Stockholders Meeting, and the initial grants under the amended and restated program will be made on February 1, 2006 if the restatement is approved by the stockholders. All Options previously granted under the Plan to the Scientific Advisory Board Members which are outstanding under that Plan on date of the 2005 Annual Stockholders Meeting shall continue in full force and effect in accordance with their terms, and no provision of the July 27, 2005 restatement of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those Options with respect to their acquisition of shares of Common Stock thereunder.

            9.2 Automatic Grants. On the first business day in February each year, beginning February 1, 2006, each individual who is to continue to serve as a Scientific Advisory Board Member shall automatically be granted a NSO to purchase eight thousand three hundred thirty three (8,333) shares of Common Stock. However, if such individual has not been a Scientific Advisory Board Member for the entire twelve (12)-month period ending immediately prior to the grant date, then the number of shares subject to the grant shall be pro-rated to reflect the portion of such period during which such individual actually served in that capacity. There shall be no limit on the number of such annual share Option grants any one continuing Scientific Advisory Board Member receive over his or her period of service in such capacity.


            9.3 Option Price. The option price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

            9.4 Option Term. Each Option shall have a maximum term of ten (10) years measured from the option grant date, subject to earlier termination following the Scientific Advisory Board Member's cessation of service in such capacity.

            9.5 Vesting. Each Option granted under this Section 9 to a Scientific Advisory Board Member shall be fully vested and immediately exercisable for any or all of the option shares.

            9.6 Options Non-Transferable. No Option granted under this Section 9 shall be transferable other than by will or by the laws of descent and distribution. No interest of a Scientific Advisory Board Member under such Option or the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. During the lifetime of the Scientific Advisory Board Member, the Options under this Section 9 shall be exercisable only by the Scientific Advisory Board Member who received them.

            9.7 Termination of Service. The following provisions shall govern the exercise of any Options granted to a Scientific Advisory Board Member under this Section 9 and outstanding at the time of his or her cessation of service in such capacity:

                  (i) Should the Scientific Advisory Board Member cease service in such capacity for any reason (other than for cause), then such Scientific Advisory Board Member (or, in the event of the Scientific Advisory Board Member's death while holding the option, the personal representative of his or her estate or his or her Designated Beneficiary) shall have a twelve (12)-month period following the date of such cessation of service in which to exercise such Option.

                  (ii) In no event shall the Option remain exercisable after the expiration of the option term. Upon the expiration of the applicable twelve
(12)-month exercise period or (if earlier) upon the expiration of the option term, the Option shall terminate and cease to be outstanding for any shares for which the Option has not been exercised.

                  (iii) Should the Scientific Advisory Board Member be discharged from service for cause, then all Options granted to such individual shall immediately terminate and cease to be exercisable for any of the option shares.

            9.8 Remaining Terms. The remaining terms of each grant shall be the same as the terms in effect for all other NSO grants made under the Plan, including (without limitation) the vesting acceleration provisions of Section 12.2.

      10. General Provisions Applicable to All Options.

            10.1 Exercise of Options; Payment of Option Price. Options may be exercised (in full or in part) only by written notice of exercise delivered to the Company at its principal executive office, accompanied by payment equal to the full Option Price for the shares of Stock which are exercised, unless the Option is to be exercised pursuant to the same day exercise and sale procedure described in the next sentence. The Option Price of each share of Common Stock purchased upon exercise of an Option shall be paid in full in cash at the time of exercise; by delivery to the Company shares of Common Stock owned by the Participant, by delivering to the Company (i) irrevocable instructions to deliver the stock certificates representing the shares of Stock for which the Option is being exercised, directly to a broker, and (ii) instructions to the broker to sell such shares of Stock and deliver to the Company on the settlement date the portion of the proceeds equal to the total Option Price; or in any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise of the Option and shall have been held by the Participant for the requisite period (if any) necessary to avoid any resulting charge to the Company's earnings for financial reporting purposes.

            10.2 Documentation of Options. Each Option Agreement shall specify the terms and conditions of the Option and contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The Option Agreement with respect to ISOs shall provide, among other things, that the Participant shall advise the Company immediately upon any sale or transfer of shares of Common Stock received upon exercise of the Option to the extent such sale or transfer takes place prior to the later of two (2) years from the date of grant or one (1) year from the date of exercise.

            10.3 Tax Withholding. The Committee shall require, on such terms as it deems necessary, that the Participant pay to the Company or make other satisfactory provision for payment of, any federal, state or local taxes required by law to be withheld in respect to Options under the Plan. In the Committee's discretion, such tax withholding obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Option creating the withholding tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such withholding tax obligations from any payment of any kind otherwise due to the Participant.

            10.4 Amendment of Options. The Committee may modify or amend any outstanding Option if it determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities laws or other law or regulation, which change occurs after the date of grant of the Option and by its terms applies to the Option. In addition, subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, amend, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under the Plan or under any other stock option plan of the Company (to the extent not theretofore exercised) and authorize the granting of new Options under the Plan in substitution therefor (to the extent not theretofore exercised). No amendment of an outstanding Option, however, may, without the consent of the Participant, make any changes which would adversely affect the rights of such Participant.

      11. Restricted Stock.

            11.1 The Committee may, in its discretion, make Awards of Restricted Stock or Restricted Stock Units to such officers, key employees, Non-Employee Directors, Scientific Advisory Board Members and any other individuals eligible to receive ISO or NSO grants under Section 7.1 of the Plan, with such Awards to made in the manner provided in Section 6 of this Plan. Such Awards shall be evidenced by an Award Agreement in such form, and containing such terms and conditions as are not inconsistent with this Plan, as the Committee shall, from time to time, determine. Restricted Stock awarded hereunder shall be subject to such restrictions as may be determined by the Committee and set out in the Award Agreement.

            11.2 Restricted Stock shall be subject to a restriction period (after which restrictions will lapse) which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

            11.3 Except when the Committee determines otherwise pursuant to
Section 11.5, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to the restriction shall be forfeited by the Participant and shall be reacquired by the Company.

            11.5 Except as otherwise provided in this Section 11, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

            11.5 In cases of death, Disability or Retirement or in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, elect to waive any or all remaining restrictions with respect to such Participant's Restricted Stock. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Restricted Stock Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m), except otherwise provided in Section 12.2.

            11.6 The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for the shares of Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

            11.7 Subject to Section 11.6, each Participant entitled to receive shares of Restricted Stock under the Plan shall be issued a certificate for those shares. Such certificate shall be registered in the name of the Participant and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.

            11.8 The restrictions imposed under this Section 11 shall apply as well to all shares or other securities issued in respect of the Restricted Stock in connection with any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as may be specified therefor in the Award Agreement.

            11.9 Shares of Common Stock may also be issued under this Section 11 pursuant to Restricted Stock Units which entitle the recipients to receive the shares underlying those units upon the attainment of designated performance goals or the satisfaction of specified service requirements or upon the expiration of a designated time period following the vesting of those units.

            11.10 Outstanding Restricted Stock Units shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those units, if the performance goals or service requirements established for such units are not attained or satisfied. The Committee, however, shall have the discretionary authority to issue vested shares of Common Stock under one or more outstanding Restricted Stock Units as to which the designated performance goals or service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of performance goals may be waived with respect to Restricted Stock Units which were intended, at the time those units were granted, to qualify as performance-based compensation under Code Section 162(m), except otherwise provided in Section 12.2

            11.11 The Committee shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards of Restrict Stock or Restricted Stock Units so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) sales or revenue targets; (6) return on assets, capital or investment; (7) cash flow; (8) market share; (9) cost reduction goals; (10) budget comparisons; (11) measures of customer satisfaction; (12) any combination of, or a specified increase in, any of the foregoing; (13) implementation or completion of projects or processes strategic or critical to the Company's business operations; (14) achievement of advances in research; new product development; development of products to pre-clinical phase; commencement, advancement or completion of clinical trials for a product; FDA or other regulatory body approval for commercialization of products; (15) the listing of shares of the Company's common stock for trading on a national securities exchange or national securities association; and (16) the formation of joint ventures, research or development collaborations, the execution of strategic licensing arrangements, the consummation of a major financing transaction or the completion of other corporate transactions intended to enhance the Company's revenue or profitability or expand its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

      12. Adjustment Upon Changes in Capitalization; Changes in Control.

            12.1 If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Compensation Committee to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted Options, Restricted Stock and Restricted Stock Units under the Plan per calendar year, (iii) the maximum number and/or class of securities for which grants may subsequently be made under Section 8 to continuing Non-Employee Directors, (iv) the number and/or class of securities for which grants may subsequently be made under Section 9 to continuing Scientific Advisory Board Members, (v) the number and/or class of securities and the option price per share in effect under each outstanding Option under the Plan and (vi) the number and/or class of securities subject to each outstanding Restricted Stock or Restricted Stock Unit Award under the Plan and the issue price (if any) payable per share. Such adjustments to the outstanding Options and Restricted Stock and Restricted Stock Unit Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those Options and Awards. The adjustments determined by the Compensation Committee shall be final, binding and conclusive.

            12.2 Notwithstanding any provisions contained in this Plan or in an Option Agreement deferring the rights of a Participant to exercise the Option, the Option shall become fully vested and the Participant shall be entitled to exercise such Option, in whole or in part, (i) immediately following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock; or (ii) commencing on the date of approval by the shareholders of the Company of an agreement for (a) a merger or consolidation or similar transaction in which the Company is not the surviving corporation or (b) a sale or exchange or other disposition of all or substantially all of the Company's assets; or (iii) immediately following a "change of control" of the Company (as such term is defined in Section 12.3 hereinafter); provided, however, that the Option may be cancelled by the Company as of the effective day of any such reorganization, merger, consolidation, plan of exchange or of any dissolution or liquidation of the Company by giving notice to the Participant of its intention to do so and by permitting the purchase of all of the Shares then subject to the Option, for a period of approximately thirty (30) days thereafter.

            12.3 For the purposes of this Plan, a "change in control" of the Company shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 12(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of more than 50% of the outstanding voting securities of the Company or its successors; or (ii) during any period of two consecutive years a majority of the Board of Directors no longer consists of individuals who were members of the Board of Directors at the beginning of such period, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period.

            12.4 The restrictions applicable to outstanding Awards of Restricted Stock issued pursuant to Section 11 shall lapse, and the shares of Common Stock subject to outstanding Restricted Stock Units shall vest and become immediately issuable, upon the occurrence of an event specified in Section 12.2, and the Company shall issue stock certificates for such vested shares without a restrictive legend.

      13. Miscellaneous.

            13.1 No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to terminate the employment of a Participant, free from any liability or claim under the Plan except as may be expressly provided in the applicable Award.

            13.2 No Right to Continue as a Director or Advisor. The granting of any Award under the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Non-Employee Director or Scientific Advisory Board Member for any period of time.

            13.3 No Rights as Shareholder. Subject to the provisions of the applicable Option or other Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until such person becomes the holder thereof.

            13.4 No Fractional Shares. No fractional shares of Common Stock shall be issued under the Plan, and cash shall be paid in lieu of any fractional shares in settlement of Options or other Awards granted under the Plan.

            13.5 Unfunded Plan. The Plan shall be unfunded, shall not create (or be construed to create) a trust or a separate fund or funds, and shall not establish any fiduciary relationship between the Company and any Participant or other person.

            13.6 Successors and Assigns. The Plan shall be binding on all successors and assigns of the Participant, including without limitation the Participant's Designated Beneficiary or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

            13.7 Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Awards under the Plan, and the obligation of the Company to transfer shares under such Awards shall be subject to all applicable federal and state laws, rules and regulations, including those related to disclosure of financial and other information to Participants, and to any approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed, where such listing is required under the rules or regulations of such exchange, and (b) the compliance with applicable federal and state securities laws and regulations relating to the issuance and delivery of such certificates; provided, however, that the Company shall make all reasonable efforts to so list such shares and to comply with such laws and regulations.

            13.8 Compliance with Rule 16b-3. With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

            13.9 Amendment of Plan. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Options and other Awards at the time outstanding under the Plan unless the affected Participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

            13.10 Governing Law. To the extent not superseded by federal law, the provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

      13. Effective Date of Plan; Term of Plan. The July 27, 2005 restatement of the Plan shall become effective upon stockholder approval at the 2005 Annual Stockholders Meeting. The Plan shall terminate on June 1, 2011, and no Awards shall be granted under the Plan after that date, provided, however, that the Plan and all Awards granted under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Plan adopted by Board of Directors:                           June 22, 2001
Date Plan approved by Shareholders:                                July 19, 2001
Date First Amendment to the Plan approved by Board of Directors:   July 14, 2003
Date First Amendment to the Plan approved by Shareholders:       August 20, 2003
Date Second Amendment to Plan approved by Board of Directors:       May 10, 2004
Date Second Amendment to the Plan approved by Shareholders:        July 13, 2004
Date Amended and Restated Plan approved by Board of Directors       June 9, 2005
Date Amended and Restated Plan approved by Shareholders            July 27, 2005